Exhibit 2.2

              Summary of Terms of Nonqualified Stock Option Grants
              ----------------------------------------------------

                            Number      Option Price
Name of Optionee           of Shares      Per Share         Date of Grant          Expiration Date         Vesting Schedule
----------------           ---------      ---------         -------------          ---------------         ----------------
Phillip Frost, M.D.          2,500          $5.75          October 20, 1997        October 19, 2007        Fully vested as of
                                                                                                           the Date of Grant

Phillip Frost, M.D.         37,500          $5.75          October 20, 1997        October 19, 2007        Fully vested as of
                                                                                                           the Date of Grant

Phillip Frost, M.D.         37,500         $4.9375         August 28, 1998         August 27, 2008         Immediate

Phillip Frost, M.D.          2,500         $4.9375         August 28, 1998         August 27, 2008         Immediate

Phillip Frost, M.D.         37,500         $3.1250         August 6, 1999          August 5, 2009          Fully vested as of
                                                                                                           the Date of Grant

Phillip Frost, M.D.          2,500         $3.1250         August 6, 1999          August 5, 2009          Fully vested as of
                                                                                                           the Date of Grant

Phillip Frost, M.D.         37,500         $2.3100         August 14,2000          August 13,2010          Fully vested as of
                                                                                                           the Date of Grant

Phillip Frost, M.D.         10,000         $2.3100         August 14,2000          August 13,2010          Fully vested as of
                                                                                                           the Date of Grant

Phillip Frost, M.D.         20,000         $2.7500         February 2, 2001        February 1, 2011        Fully vested as of
                                                                                                           the Date of Grant